Exhibit 4.1

















                           VERSAR EMPLOYEE 401(K) PLAN


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                             ADOPTION AGREEMENT #005
                   NONSTANDARDIZED 401(k) PROFIT SHARING PLAN

         The undersigned, Versar, Inc. ("Employer"), by executing this Adoption Agreement, elects to establish a retirement plan and trust ("Plan") under the Wachovia Bank, NA (basic plan document # 01 ). The Employer, subject to the Employer's Adoption Agreement elections, adopts fully the Prototype Plan and Trust provisions. This Adoption Agreement, the basic plan document and any attached appendices or addenda, constitute the Employer's entire plan and trust document. All section references within this Adoption Agreement are Adoption Agreement section references unless the Adoption Agreement or the context indicate otherwise. All article references are basic plan document and Adoption Agreement references as applicable. Numbers in parenthesis which follow headings are references to basic plan document sections. The Employer makes the following elections granted under the corresponding provisions of the basic plan document.

                                    ARTICLE I
                                   DEFINITIONS

1. PLAN (1.21). The name of the Plan as adopted by the Employer is Versar Employee 401(k) Plan.

2.      TRUSTEE (1.33). The Trustee executing this Adoption Agreement is:
(Choose one of (a), (b) or (c))

[ ]     (a) A discretionary Trustee. See Plan Section 10.03[A].

[X]     (b) A nondiscretionary Trustee. See Plan Section 10.03[B].

[ ]     (c) A Trustee under a separate trust agreement. See Plan Section
            10.03[G].

3. EMPLOYEE (1.11). The following Employees are not eligible to participate in the Plan: (Choose (a) or one or more of (b) through (g) as applicable)

[ ]     (a) No exclusions.

[X]     (b) Collective bargaining Employees.

[X]     (c) Nonresident aliens.

[X]     (d) Leased Employees.

[X]     (e) Reclassified Employees.

[X] (f) Classifications: Davis-Bacon Act Employees & Service Contracting Act Employees .

[ ] (g) Exclusions by types of contributions. The following classification(s) of Employees are not eligible for the specified contributions:

                           Employee classification:
                                                   -------
                           Contribution type:
                                             ------

4. COMPENSATION (1.07). The Employer makes the following election(s) regarding the definition of Compensation for purposes of the contribution allocation formula under Article III: (Choose one of (a), (b) or (c))

[X]     (a) W-2 wages increased by Elective Contributions.

[ ] (b) Code Section 3401(a) federal income tax withholding wages increased by Elective Contributions.

[ ]     (c) 415 compensation.

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[Note: Each of the Compensation definitions in (a), (b) and (c) includes
Elective Contributions. See Plan Section 1.07(D). To exclude Elective Contributions, the Employer must elect (g).]

Compensation taken into account. For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will determine the allocation of Employer contributions (excluding deferral contributions) by taking into account: (Choose one of (d) or (e))

[ ]      (d) Plan Year. The Employee's Compensation for the entire Plan Year.

[X] (e) Compensation while a Participant. The Employee's Compensation only for the portion of the Plan Year in which the Employee actually is a Participant.

Modifications to Compensation definition. The Employer elects to modify the Compensation definition elected in (a), (b) or (c) as follows. (Choose one or more of (f) through (n) as applicable. If the Employer elects to allocate its nonelective contribution under Plan Section 3.04 using permitted disparity, (i),
(j), (k) and (l) do not apply):

[X] (f) Fringe benefits. The Plan excludes all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

[ ] (g) Elective Contributions. The Plan excludes a Participant's Elective Contributions. See Plan Section 1.07(D).

[ ]      (h) Exclusion. The Plan excludes Compensation in excess of:_______.

[X]      (i) Bonuses. The Plan excludes bonuses.

[X]      (j) Overtime. The Plan excludes overtime.

[X]      (k) Commissions. The Plan excludes commissions.

[ ] (l) Nonelective contributions. The following modifications apply to the definition of Compensation for nonelective contributions:________.

[ ] (m) Deferral contributions. The following modifications apply to the definition of Compensation for deferral contributions:________.

[ ] (n) Matching contributions. The following modifications apply to the definition of Compensation for matching contributions:________.

5. PLAN YEAR/LIMITATION YEAR (1.24). Plan Year and Limitation Year mean the 12-consecutive month period (except for a short Plan Year) ending every: (Choose
(a) or (b). Choose (c) if applicable)

[X]     (a) December 31.

[ ]     (b) Other:_______.

[X]     (c) Short Plan Year: commencing on: July 1, 2002 and ending on:
December 31, 2002 .

6. EFFECTIVE DATE (1.10). The Employer's adoption of the Plan is a: (Choose one of (a) or (b))

[ ]     (a) New Plan. The Effective Date of the Plan is:      .

[X]     (b) Restated Plan. The restated Effective Date is: July 1, 1997 .

         This Plan is an amendment and restatement of an existing retirement plan(s) originally established effective as of: January 1, 1986 - As it relates to the non-ESOP portion of the Plan.

7. HOUR OF SERVICE/ELAPSED TIME METHOD (1.15). The crediting method for Hours of Service is: (Choose one or more of (a) through (d) as applicable)

[X]     (a) Actual Method. See Plan Section 1.15(B).


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[ ]     (b) Equivalency Method. The Equivalency Method is:_______. [Note: Insert
        "daily," "weekly," "semi-monthly payroll periods" or "monthly."] See
        Plan Section 1.15(C).

[ ]     (c) Combination Method. In lieu of the Equivalency Method specified in
        (b), the Actual Method applies for purposes of:________.

[ ] (d) Elapsed Time Method. In lieu of crediting Hours of Service, the Elapsed Time Method applies for purposes of crediting Service for:
        (Choose one or more of (1), (2) or (3) as applicable)

     [ ]     (1) Eligibility under Article II.

     [ ]     (2) Vesting under Article V.

     [ ]     (3) Contribution allocations under Article III.

8. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service the Plan must credit by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan service with the following predecessor employer(s): Science Management Corporation & Subsidiaries, The Greenwood Partnership LP.

[Note: If the Plan does not credit any additional predecessor service under this
Section 1.30, insert "N/A" in the blank line. The Employer also may elect to credit predecessor service with specified Participating Employers only. See the Participation Agreement.] Service with the designated predecessor employer(s) applies: (Choose one or more of (a) through (d) as applicable)

[X]     (a) Eligibility. For eligibility under Article II. See Plan Section
        1.30 for time of Plan entry.

[X]     (b) Vesting. For vesting under Article V.

[ ]     (c) Contribution allocation. For contribution allocations under Article
        III.

[ ]     (d) Exceptions. Except for the following Service:________.

                                   ARTICLE II
                            ELIGIBILITY REQUIREMENTS

9.      ELIGIBILITY (2.01).

Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose one or more of (a) through (e) as applicable) [Note: If the Employer does not elect (c), the Employer's elections under (a) and (b) apply to all types of contributions. The Employer as to deferral contributions may not elect (b)(2) and may not elect more than 12 months in (b)(4) and (b)(5).]

[X] (a) Age. Attainment of age 18 (not to exceed age 21).

[X] (b) Service. Service requirement. (Choose one of (1) through (5))

     [ ]     (1) One Year of Service.

     [ ] (2) Two Years of Service, without an intervening Break in Service. See Plan Section 2.03(A).

     [X] (3) One Hour of Service (immediate completion of Service requirement). The Employee satisfies the Service requirement on his/her Employment Commencement Date.

     [ ]     (4) _____ months (not exceeding 24).

     [ ]     (5) An Employee must complete ______ Hours of Service within the
             _____ time period following the Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]


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[ ]     (c) Alternative 401(k)/401(m) eligibility conditions. In lieu of the elections in (a) and (b), the Employer elects the following eligibility conditions for the following types of contributions: (Choose (1) or (2) or both if the Employer wishes to impose less restrictive eligibility conditions for deferral/Employee contributions or for matching contributions)

             (1) [ ] Deferral/Employee contributions: (Choose one of a. through
                     d. Choose e. if applicable)

             a. [ ] One Year of Service
             b. [ ] One Hour of Service (immediate completion of Service requirement)
             c. [ ] _____ months (not exceeding 12)
             d. [ ] An Employee must complete _____ Hours of Service within the time period following an Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 12 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]

             e. [ ] Age (not exceeding age 21)

             (2) [ ] Matching contributions: (Choose one of f. through i.
                     Choose j. if applicable)

             f. [ ] One Year of Service
             g. [ ] One Hour of Service (immediate completion of Service requirement)
             h. [ ] ______ months (not exceeding 24)
             i. [ ] An Employee must complete ____ Hours of Service within the
                    ______ time period following an Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]
             j. [ ] Age ____ (not exceeding age 21)

[ ]     (d) Service requirements: _____ .
        [Note: Any Service requirement the Employer elects in (d) must be available under other Adoption Agreement elections or a combination thereof.]

[ ] (e) Dual eligibility. The eligibility conditions of this Section 2.01 apply solely to an Employee employed by the Employer after ____. If the Employee was employed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective Date; (ii) the restated Effective Date; (iii) the Employee's Employment Commencement Date; or (iv) on the date the Employee attains age ____ (not exceeding age 21).

Plan Entry Date. "Plan Entry Date" means the Effective Date and: (Choose one of
(f) through (j). Choose (k) if applicable) [Note: If the Employer does not elect
(k), the elections under (f) through (j) apply to all types of contributions. The Employer must elect at least one Entry Date per Plan Year.]

[ ] (f) Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[ ]     (g) The first day of the Plan Year.

[X]     (h) Employment Commencement Date (immediate eligibility).

[ ]     (i) The first day of each: _____ (e.g., "Plan Year quarter").

[ ]     (j) The following Plan Entry Dates: __________.

[ ] (k) Alternative 401(k)/401(m) Plan Entry Date(s). For the alternative 401(k)/401(m) eligibility conditions under (c), Plan Entry Date means:
        (Choose (1) or (2) or both as applicable)

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        (1) [ ] Deferral/Employee contributions
                (Choose one of a. through d.)
            a.  [ ] Semi-annual Entry Dates
            b.  [ ] The first day of the Plan Year
            c.  [ ] Employment Commencement Date
                    (immediate eligibility)
            d.  [ ] The first day of each:_______

        (2) [ ] Matching contributions
                (Choose one of e. through h.)
            e. [ ] Semi-annual Entry Dates
            f. [ ] The first day of the Plan Year
            g. [ ] Employment Commencement Date
                   (immediate eligibility)
            h. [ ] The first day of each:________

Time of participation. An Employee will become a Participant, unless excluded under Section 1.11, on the Plan Entry Date (if employed on that date): (Choose one of (l), (m) or (n). Choose (o) if applicable): [Note: If the Employer does not elect (o), the election under (l), (m) or (n) applies to all types of contributions.]

[X] (l) Immediately following or coincident with

[ ] (m) Immediately preceding or coincident with

[ ] (n) Nearest

[ ] (o) Alternative 401(k)/401(m) election(s): (Choose (1) or (2) or both as applicable)

        (1) [ ] Deferral contributions

            a. [ ] Immediately following or coincident with

        (2) [ ] Matching contributions
                (Choose one of b., c. or d.)

            b. [ ] Immediately following or coincident with
            c. [ ] Immediately preceding or coincident with
            d. [ ] Nearest

the date the Employee completes the eligibility conditions described in this
Section 2.01. [Note: Unless otherwise excluded under Section 1.11, an Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code Section 410(a); or (2) 6 months after the date the Employee completes those requirements.]

10. YEAR OF SERVICE - ELIGIBILITY (2.02). (Choose (a) and (b) as applicable): [Note: If the Employer does not elect a Year of Service condition or elects the Elapsed Time Method, the Employer should not complete (a) or
(b).]

[ ] (a) Year of Service. An Employee must complete _____ Hour(s) of Service during an eligibility computation period to receive credit for a Year of Service under Article II: [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

[ ] (b) Eligibility computation period. After the initial eligibility computation period described in Plan Section 2.02, the Plan measures the eligibility computation period as: (Choose one of (1) or (2))

   [ ] (1) The Plan Year beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

   [ ] (2) The 12-consecutive month period beginning with each anniversary of the Employee's Employment Commencement Date.

11. PARTICIPATION - BREAK IN SERVICE (2.03). The one year hold-out rule described in Plan Section 2.03(B): (Choose one of (a), (b) or (c))

[X]     (a) Not applicable. Does not apply to the Plan.

[ ]     (b) Applicable. Applies to the Plan and to all Participants.

[ ] (c) Limited application. Applies to the Plan, but only to a Participant who has incurred a Separation from Service.

12.     ELECTION NOT TO PARTICIPATE (2.06). The Plan: (Choose one of (a) or (b))

[X] (a) Election not permitted. Does not permit an eligible Employee to elect not to participate.

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[ ]     (b) Irrevocable election. Permits an Employee to elect not to participate if the Employee makes a one-time irrevocable election prior to the Employee's Plan Entry Date.

                                  ARTICLE III
         EMPLOYER CONTRIBUTIONS, DEFERRAL CONTRIBUTIONS AND FORFEITURES

13. AMOUNT AND TYPE (3.01). The amount and type(s) of the Employer's contribution to the Trust for a Plan Year or other specified period will equal:
(Choose one or more of (a) through (f) as applicable)

[X] (a) Deferral contributions (401(k) arrangement). The dollar or percentage amount by which each Participant has elected to reduce his/her Compensation, as provided in the Participant's salary reduction agreement and in accordance with Section 3.02.

[X] (b) Matching contributions (other than safe harbor matching contributions under Section 3.01(d)). The matching contributions made in accordance with Section 3.03.

[ ] (c) Nonelective contributions (profit sharing). The following nonelective contribution (Choose (1) or (2) or both as applicable):
        [Note: The Employer may designate as a qualified nonelective contribution, all or any portion of its nonelective contribution. See Plan Section 3.04(F).]

     [ ] (1) Discretionary. An amount the Employer in its sole discretion may determine.

     [ ]  (2) Fixed. The following amount: ______

[X] (d) 401(k) safe harbor contributions. The following 401(k) safe harbor contributions described in Plan Section 14.02(D): (Choose one of (1), (2) or (3). Choose (4), if applicable)

     [ ] (1) Safe harbor nonelective contribution. The safe harbor nonelective contribution equals ____ % of a Participant's Compensation [Note: the amount in the blank must be at least 3%.].

     [ ] (2) Basic safe harbor matching contribution. A matching contribution equal to 100% of each Participant's deferral contributions not exceeding 3% of the Participant's Compensation, plus 50% of each Participant's deferral contributions in excess of 3% but not in excess of 5% of the Participant's Compensation. For this purpose, "Compensation" means Compensation for: ___ . [Note: The Employer must complete the blank line with the applicable time period for computing the Employer's basic safe harbor match, such as "each payroll period," "each month," "each Plan Year quarter" or "the Plan Year".]

     [X] (3) Enhanced safe harbor matching contribution. (Choose one of a. or b.).

        [X] a. Uniform percentage. An amount equal to 100 % of each Participant's deferral contributions not exceeding 4 % of the Participant's Compensation. For this purpose, "Compensation" means Compensation for: Each Plan Year Quarter . [See the Note in (d)
              (2).]

        [ ] b. Tiered formula. An amount equal to the specified matching percentage for the corresponding level of each Participant's deferral contribution percentage. For this purpose, "Compensation" means Compensation for: ____. [See the Note in (d)(2).]

                Deferral Contribution Percentage      Matching Percentage
                --------------------------------      -------------------

                              ------                        ------
                              ------                        ------
                              ------                        ------

[Note: The matching percentage may not increase as the deferral contribution percentage increases and the enhanced matching formula otherwise must satisfy the requirements of Code Sections 401(k)(12)(B)(ii) and (iii). If the Employer wishes to avoid ACP testing on its enhanced safe harbor matching contribution, the Employer also must limit deferral contributions taken into account (the "Deferral Contribution Percentage") for the matching contribution to 6% of Plan Year Compensation.]

     [ ] (4) Another plan. The Employer will satisfy the 401(k) safe harbor contribution in the following plan: _____________.

[ ] (e) Davis-Bacon contributions. The amount(s) specified for the applicable Plan Year or other applicable period in the Employer's Davis-Bacon contract(s). The Employer will make a contribution only to Participants covered by the contract and only with respect to Compensation paid under the contract. If the Participant accrues an

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        allocation of nonelective contributions (including forfeitures) under the Plan in addition to the Davis-Bacon contribution, the Plan Administrator will: (Choose one of (1) or (2))

     [ ] (1) Not reduce the Participant's nonelective contribution allocation by the Davis-Bacon contribution.

     [ ] (2) Reduce the Participant's nonelective contribution allocation by the Davis-Bacon contribution.

[ ] (f) Frozen Plan. This Plan is a frozen Plan effective:____ . For any period following the specified date, the Employer will not contribute to the Plan, a Participant may not contribute and an otherwise eligible Employee will not become a Participant in the Plan.

14. DEFERRAL CONTRIBUTIONS (3.02). The following limitations and terms apply to an Employee's deferral contributions: (If the Employer elects Section 3.01(a), the Employer must elect (a). Choose (b) or (c) as applicable)

[X] (a) Limitation on amount. An Employee's deferral contributions are subject to the following limitation(s) in addition to those imposed by the Code: (Choose (1), (2) or (3) as applicable)

     [X]  (1) Maximum deferral amount: 50% .

     [X]  (2) Minimum deferral amount: 1% .

     [ ]  (3) No limitations.

For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will apply any percentage limitation the Employer elects in (1) or
(2) to the Employee's Compensation: (Choose one of (4) or (5) unless the Employer elects (3))

     [ ] (4) Only for the portion of the Plan Year in which the Employee actually is a Participant.

     [X]  (5) For the entire Plan Year.

[ ] (b) Negative deferral election. The Employer will withhold ___% from the Participant's Compensation unless the Participant elects a lesser percentage (including zero) under his/her salary reduction agreement. See Plan Section 14.02(C). The negative election will apply to: (Choose one of (1) or (2))

     [ ] (1) All Participants who have not deferred at least the automatic deferral amount as of:_____.

     [ ] (2) Each Employee whose Plan Entry Date is on or following the negative election effective date.

[ ] (c) Cash or deferred contributions. For each Plan Year for which the Employer makes a designated cash or deferred contribution under Plan
        Section 14.02(B), a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation) of his/her proportionate share of that cash or deferred contribution:
        (Choose one of (1) or (2))

     [ ]  (1) All or any portion.                 [ ] (2) ___%.

Modification/revocation of salary reduction agreement. A Participant prospectively may modify or revoke a salary reduction agreement, or may file a new salary reduction agreement following a prior revocation, at least once per Plan Year or during any election period specified by the basic plan document or required by the Internal Revenue Service. The Plan Administrator also may provide for more frequent elections in the Plan's salary reduction agreement form.

15. MATCHING CONTRIBUTIONS (INCLUDING ADDITIONAL SAFE HARBOR MATCH UNDER PLAN SECTION 14.02(D)(3)) (3.03). The Employer matching contribution is:
        (If the Employer elects Section 3.01(b), the Employer must elect one or more of (a), (b) or (c) as applicable. Choose (d) if applicable)

[ ] (a) Fixed formula. An amount equal to ___% of each Participant's deferral contributions.

[X] (b) Discretionary formula. An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant's deferral contributions. The Employer, in its sole discretion, may designate as a qualified matching contribution, all or any portion of its discretionary matching contribution. The portion of the Employer's discretionary matching contribution for a Plan Year not designated as a qualified matching contribution is a regular matching contribution.

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[ ]     (c) Multiple level formula. An amount equal to the following percentages for each level of the Participant's deferral contributions. [Note: The matching percentage only will apply to deferral contributions in excess of the previous level and not in excess of the stated deferral contribution percentage.]

              Deferral Contributions            Matching Percentage
              ----------------------            -------------------

                     ------                           ------
                     ------                           ------
                     ------                           ------

[ ] (d) Related Employers. If two or more Related Employers contribute to this Plan, the Plan Administrator will allocate matching contributions and matching contribution forfeitures only to the Participants directly employed by the contributing Employer. The matching contribution formula for the other Related Employer(s) is:______. [Note: If the Employer does not elect (d), the Plan Administrator will allocate all matching contributions and matching forfeitures without regard to which contributing Related Employer directly employs the Participant.] Time period for matching contributions. The Employer will determine its matching contribution based on deferral contributions made during each:
        (Choose one of (e) through (h))

[X]     (e) Plan Year.

[ ]     (f) Plan Year quarter.

[ ]     (g) Payroll period.

[ ] (h) Alternative time period: _____ . [Note: Any alternative time period the Employer elects in (h) must be the same for all Participants and may not exceed the Plan Year.]

Deferral contributions taken into account. In determining a Participant's deferral contributions taken into account for the above-specified time period under the matching contribution formula, the following limitations apply:
(Choose one of (i), (j) or (k))

[ ] (i) All deferral contributions. The Plan Administrator will take into account all deferral contributions.

[X] (j) Specific limitation. The Plan Administrator will disregard deferral contributions exceeding 4 % of the Participant's Compensation. [Note: To avoid the ACP test in a safe harbor 401(k) plan, the Employer must limit deferrals and Employee contributions which are subject to match to 6% of Plan Year Compensation.]

[ ] (k) Discretionary. The Plan Administrator will take into account the deferral contributions as a percentage of the Participant's Compensation as the Employer determines.

Other matching contribution requirements. The matching contribution formula is subject to the following additional requirements: (Choose (l) or (m) or both if applicable)

[X] (l) Matching contribution limits. A Participant's matching contributions may not exceed: (Choose one of (1) or (2))

     [ ] (1)________. [Note: The Employer may elect (1) to place an overall dollar or percentage limit on matching contributions.]

     [X] (2) 4% of a Participant's Compensation for the Plan Year under the discretionary matching contribution formula. [Note: The Employer must elect (2) if it elects a discretionary matching formula with the safe harbor 401(k) contribution formula and wishes to avoid the ACP test.]

[ ] (m) Qualified matching contributions. The Plan Administrator will allocate as qualified matching contributions, the matching contributions specified in Adoption Agreement Section:_____. The Plan Administrator will allocate all other matching contributions as regular matching contributions. [Note: If the Employer elects two matching formulas, the Employer may use (m) to designate one of the formulas as a qualified matching contribution.]

16.     CONTRIBUTION ALLOCATION (3.04).

Employer nonelective contributions (3.04(A)).The Plan Administrator will allocate the Employer's nonelective contribution under the following contribution allocation formula: (Choose one of (a), (b) or (c). Choose (d) if applicable)

[ ]     (a) Nonintegrated (pro rata) allocation formula.

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[ ]     (b) Permitted disparity. The following permitted disparity formula and definitions apply to the Plan: (Choose one of (1) or (2). Also choose
        (3))

     [ ]  (1) Two-tiered allocation formula.

     [ ]  (2) Four-tiered allocation formula.

     [ ] (3) For purposes of Section 3.04(b), "Excess Compensation" means Compensation in excess of: (Choose one of a. or b.)

        [ ] a.____% of the taxable wage base in effect on the first day of the Plan Year, rounded to the next highest $_______ (not exceeding the taxable wage base).

        [ ]  b. The following integration level:________.
             [Note: The integration level cannot exceed the taxable wage base in effect for the Plan Year for which this Adoption Agreement first is effective.]

[ ] (c) Uniform points allocation formula. Under the uniform points allocation formula, a Participant receives: (Choose (1) or both (1) and (2) as applicable)

     [ ]  (1) ___point(s) for each Year of Service. Year of Service means:_____.

     [ ] (2) One point for each $______ [not to exceed $200] increment of Plan Year Compensation.

[ ] (d) Incorporation of contribution formula. The Plan Administrator will allocate the Employer's nonelective contribution under Section(s) 3.01(c)(2), (d)(1) or (e) in accordance with the contribution formula adopted by the Employer under that Section.

Qualified nonelective contributions. (3.04(F)). The Plan Administrator will allocate the Employer's qualified nonelective contributions to: (Choose one of (e) or (f))

[ ]     (e) Nonhighly compensated Employees only.

[ ]     (f) All Participants.

Related Employers. (Choose (g) if applicable)

[ ] (g) Allocate only to directly employed Participants. If two or more Related Employers adopt this Plan, the Plan Administrator will allocate all nonelective contributions and forfeitures attributable to nonelective contributions only to the Participants directly employed by the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Plan Administrator will determine the allocations under this Section 3.04 by prorating the Participant's Compensation between or among the participating Related Employers. [Note: If the Employer does not elect 3.04(g), the Plan Administrator will allocate all nonelective contributions and forfeitures without regard to which contributing Related Employer directly employs the Participant. The Employer may not elect 3.04(g) under a safe harbor 401(k) Plan.]

17. FORFEITURE ALLOCATION (3.05). The Plan Administrator will allocate a Participant forfeiture: (Choose one or more of (a), (b) or (c) as applicable) [Note: Even if the Employer elects immediate vesting, the Employer should complete Section 3.05. See Plan Section 9.11.]

[ ] (a) Matching contribution forfeitures. To the extent attributable to matching contributions: (Choose one of (1) through (4))

     [ ]  (1) As a discretionary matching contribution.

     [ ]  (2) To reduce matching contributions.

     [ ]  (3) As a discretionary nonelective contribution.

     [ ]  (4) To reduce nonelective contributions.

[ ] (b) Nonelective contribution forfeitures. To the extent attributable to Employer nonelective contributions: (Choose one of (1) through (4))

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     [ ]  (1) As a discretionary nonelective contribution.

     [ ]  (2) To reduce nonelective contributions.

     [ ]  (3) As a discretionary matching contribution.

     [ ]  (4) To reduce matching contributions.

[ ] (c) Reduce administrative expenses. First to reduce the Plan's ordinary and necessary administrative expenses for the Plan Year and then allocate any remaining forfeitures in the manner described in Sections 3.05(a) or (b) as applicable.

Timing of forfeiture allocation. The Plan Administrator will allocate forfeitures under Section 3.05 in the Plan Year: (Choose one of (d) or (e))

[ ]     (d) In which the forfeiture occurs.

[X]     (e) Immediately following the Plan Year in which the forfeiture occurs.

18. ALLOCATION CONDITIONS (3.06).

Allocation conditions. The Plan does not apply any allocation conditions to deferral contributions, 401(k) safe harbor contributions (under Section 3.01(d)) or to Davis-Bacon contributions (except as the Davis-Bacon contract provides). To receive an allocation of matching contributions, nonelective contributions, qualified nonelective contributions or Participant forfeitures, a Participant must satisfy the following allocation condition(s): (Choose one or more of (a) through (i) as applicable)

[ ] (a) Hours of Service condition. The Participant must complete at least the specified number of Hours of Service (not exceeding 1,000) during the Plan Year: ______.

[X] (b) Employment condition. The Participant must be employed by the Employer on the last day of the Plan Year (designate time period).

[ ]     (c) No allocation conditions.

[ ] (d) Elapsed Time Method. The Participant must complete at least the specified number (not exceeding 182) of consecutive calendar days of employment with the Employer during the Plan Year: _____.

[ ] (e) Termination of Service/501 Hours of Service coverage rule. The Participant either must be employed by the Employer on the last day of the Plan Year or must complete at least 501 Hours of Service during the Plan Year. If the Plan uses the Elapsed Time Method of crediting Service, the Participant must complete at least 91 consecutive calendar days of employment with the Employer during the Plan Year.

[ ] (f) Special allocation conditions for matching contributions. The Participant must complete at least Hours of Service during the (designate time period) for the matching contributions made for that time period.

[ ] (g) Death, Disability or Normal Retirement Age. Any condition specified in Section 3.06 applies if the Participant incurs a Separation from Service during the Plan Year on account of: (e.g., death, Disability or Normal Retirement Age).

[ ] (h) Suspension of allocation conditions for coverage. The suspension of allocation conditions of Plan Section 3.06(E) applies to the Plan.

[ ] (i) Limited allocation conditions. The Plan does not impose an allocation condition for the following types of contributions: . [Note:
        Any election to limit the Plan's allocation conditions to certain contributions must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

                                   ARTICLE IV
                           PARTICIPANT CONTRIBUTIONS

19. EMPLOYEE (AFTER TAX) CONTRIBUTIONS (4.02). The following elections apply to Employee contributions: (Choose one of (a) or (b). Choose (c) if applicable)

[X]     (a) Not permitted. The Plan does not permit Employee contributions.

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[ ]     (b) Permitted. The Plan permits Employee contributions subject to the following limitations:________. [Note: Any designated limitation(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

[ ] (c) Matching contribution. For each Plan Year, the Employer's matching contribution made with respect to Employee contributions is:________.

                                   ARTICLE V
                              VESTING REQUIREMENTS

20. NORMAL/EARLY RETIREMENT AGE (5.01). A Participant attains Normal Retirement Age (or Early Retirement Age, if applicable) under the Plan on the following date: (Choose one of (a) or (b). Choose (c) if applicable)

[X] (a) Specific age. The date the Participant attains age 65 . [Note: The age may not exceed age 65.]

[ ] (b) Age/participation. The later of the date the Participant attains ___ years of age or the ___ anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [Note: The age may not exceed age 65 and the anniversary may not exceed the 5th.]

[X] (c) Early Retirement Age. Early Retirement Age is the later of: (i) the date a Participant attains age 62 or (ii) the date a Participant reaches his/her 10 anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan.

21. PARTICIPANT'S DEATH OR DISABILITY (5.02). The 100% vesting rule under Plan Section 5.02 does not apply to: (Choose (a) or (b) or both as applicable)

[ ]     (a) Death.

[ ]     (b) Disability.

22. VESTING SCHEDULE (5.03). A Participant has a 100% Vested interest at all times in his/her deferral contributions, qualified nonelective contributions, qualified matching contributions, 401(k) safe harbor contributions and Davis-Bacon contributions (unless otherwise indicated in (f)). The following vesting schedule applies to Employer regular matching contributions and to Employer nonelective contributions: (Choose (a) or choose one or more of (b) through (f) as applicable)

[X] (a) Immediate vesting. 100% Vested at all times. [Note: The Employer must elect (a) if the Service condition under Section 2.01 exceeds One Year of Service or more than twelve months.]

[ ]     (b) Top-heavy vesting schedules. [Note: The Employer must choose one of
        (b)(1), (2) or (3) if it does not elect (a).]

     [ ] (1) 6-year graded as specified in the Plan.
     [ ] (2) 3-year cliff as specified in the Plan.
     [ ] (3) Modified top-heavy schedule

                                        Years of                Vested
                                        Service               Percentage
                                        --------              ----------

                                Less than 1 ...............         %
                                                                 ---
                                   1 ......................         %
                                                                 ---
                                   2 ......................         %
                                                                 ---
                                   3 ......................         %
                                                                 ---
                                   4 ......................         %
                                                                 ---
                                   5.......................         %
                                                                 ---
                                   6 or more ..............      100%

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[ ]     (c) Non-top-heavy vesting schedules. [Note: The Employer may elect one of (c)(1), (2) or (3) in addition to (b).]

     [ ]  (1) 7-year graded as specified in the Plan.
     [ ]  (2) 5-year cliff as specified in the Plan.
     [ ]  (3) Modified non-top-heavy schedule

                                        Years of                Vested
                                        Service               Percentage

                                Less than 1 ...............         %
                                                                 ---
                                   1 ......................         %
                                                                 ---
                                   2 ......................         %
                                                                 ---
                                   3 ......................         %
                                                                 ---
                                   4 ......................         %
                                                                 ---
                                   5.......................         %
                                                                 ---
                                   6.......................         %
                                                                 ---
                                   7 or more ..............      100%

If the Employer does not elect (c), the vesting schedule elected in (b) applies to all Plan Years. [Note: The modified top-heavy schedule of (b)(3) must satisfy Code Section 416. If the Employer elects (c)(3), the modified non-top-heavy schedule must satisfy Code Section 411(a)(2).]

[ ] (d) Separate vesting election for regular matching contributions. In lieu of the election under (a), (b) or (c), the following vesting schedule applies to a Participant's regular matching contributions:
        (Choose one of (1) or (2))

     [ ]  (1) 100% Vested at all times.

     [ ]  (2) Regular matching vesting schedule:______.
          [Note: The vesting schedule completed under (d)(2) must comply with Code Section 411(a)(4).]

[ ] (e) Application of top-heavy schedule. The non-top-heavy schedule elected under (c) applies in all Plan Years in which the Plan is not a top-heavy plan. [Note: If the Employer does not elect (e), the top-heavy vesting schedule will apply for the first Plan Year in which the Plan is top-heavy and then in all subsequent Plan Years.]

[ ] (f) Special vesting provisions:_______. [Note: Any special vesting provision must satisfy Code Section 411(a). Any special vesting provision must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code Section 401(a)(4).]

23. YEAR OF SERVICE - VESTING (5.06). (Choose (a) and (b)): [Note: If the Employer elects the Elapsed Time Method or elects immediate vesting, the Employer should not complete (a) or (b).]

[ ] (a) Year of Service. An Employee must complete at least ____ Hours of Service during a vesting computation period to receive credit for a Year of Service under Article V. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

[ ] (b) Vesting computation period. The Plan measures a Year of Service on the basis of the following 12-consecutive month period: (Choose one of (1) or (2))

     [ ]  (1) Plan Year.

     [ ]  (2) Employment year (anniversary of Employment Commencement Date).

24. EXCLUDED YEARS OF SERVICE - VESTING (5.08). The Plan excludes the following Years of Service for purposes of vesting: (Choose (a) or choose one or more of (b) through (f) as applicable)

[ ]     (a) None. None other than as specified in Plan Section 5.08(a).

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[ ]     (b) Age 18. Any Year of Service before the Year of Service during which the Participant attained the age of 18.

[ ] (c) Prior to Plan establishment. Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

[ ] (d) Parity Break in Service. Any Year of Service excluded under the rule of parity. See Plan Section 5.10.

[ ] (e) Prior Plan terms. Any Year of Service disregarded under the terms of the Plan as in effect prior to this restated Plan.

[ ]     (f) Additional exclusions. Any Year of Service before:________.
        [Note: Any exclusion specified under (f) must comply with Code Section 411(a)(4). Any exclusion must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code Section 401(a)(4). If the Employer elects immediate vesting, the Employer should not complete Section 5.08.]

                                   ARTICLE VI
                        DISTRIBUTION OF ACCOUNT BALANCE

25. TIME OF PAYMENT OF ACCOUNT BALANCE (6.01). The following time of distribution elections apply to the Plan:

Separation from Service/Vested Account Balance not exceeding $5,000. Subject to the limitations of Plan Section 6.01(A)(1), the Trustee will distribute in a lump sum (regardless of the Employer's election under Section 6.04) a separated Participant's Vested Account Balance not exceeding $5,000: (Choose one of (a) through (d))

[X] (a) Immediate. As soon as administratively practicable following the Participant's Separation from Service.

[ ] (b) Designated Plan Year. As soon as administratively practicable in the Plan Year beginning after the Participant's Separation from Service.

[ ] (c) Designated Plan Year quarter. As soon as administratively practicable in the Plan Year quarter beginning after the Participant's Separation from Service.

[ ] (d) Designated distribution. As soon as administratively practicable in the: following the Participant's Separation from Service. [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code Section 401(a)(4).]

Separation from Service/Vested Account Balance exceeding $5,000. A separated Participant whose Vested Account Balance exceeds $5,000 may elect to commence distribution of his/her Vested Account Balance no earlier than: (Choose one of (e) through (i). Choose (j) if applicable)

[X] (e) Immediate. As soon as administratively practicable following the Participant's Separation from Service.

[ ] (f) Designated Plan Year. As soon as administratively practicable in the Plan Year beginning after the Participant's Separation from Service.

[ ] (g) Designated Plan Year quarter. As soon as administratively practicable in the Plan Year quarter following the Plan Year quarter in which the Participant elects to receive a distribution.

[ ] (h) Normal Retirement Age. As soon as administratively practicable after the close of the Plan Year in which the Participant attains Normal Retirement Age and within the time required under Plan Section 6.01(A)(2).

[ ] (i) Designated distribution. As soon as administratively practicable in the: following the Participant's Separation from Service. [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code Section 401(a)(4).]

[ ] (j) Limitation on Participant's right to delay distribution. A Participant may not elect to delay commencement of distribution of his/her Vested Account Balance beyond the later of attainment of age 62 or Normal Retirement Age. [Note: If the Employer does not elect (j), the Plan permits a Participant who has Separated from Service to delay distribution until his/her required beginning date. See Plan Section 6.01(A)(2).] Participant elections prior to Separation from Service. A Participant, prior to Separation from Service may elect any of the following distribution options in accordance with Plan Section 6.01(C). (Choose (k) or choose one or more of (l) through (o) as

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applicable). [Note: If the Employer elects any in-service distributions option, a Participant may elect to receive one in-service distribution per Plan Year unless the Plan's in-service distribution form provides for more frequent in-service distributions.]

[ ] (k) None. A Participant does not have any distribution option prior to Separation from Service, except as may be provided under Plan Section 6.01(C).

[X] (l) Deferral contributions. Distribution of all or any portion (as permitted by the Plan) of a Participant's Account Balance attributable to deferral contributions if: (Choose one or more of (1), (2) or (3) as applicable)

     [X] (1) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

     [X] (2) Age. The Participant has attained age 59 1/2 (Must be at least age 59 1/2).

     [ ]  (3) Disability. The Participant has incurred a Disability.

[ ] (m) Qualified nonelective contributions/qualified matching contributions/safe harbor contributions. Distribution of all or any portion of a Participant's Account Balance attributable to qualified nonelective contributions, to qualified matching contributions, or to 401(k) safe harbor contributions if: (Choose (1) or (2) or both as applicable)

     [ ]  (1) Age. The Participant has attained age (Must be at least age
          59 1/2).

     [ ]  (2) Disability. The Participant has incurred a Disability.

[ ] (n) Nonelective contributions/regular matching contributions. Distribution of all or any portion of a Participant's Vested Account Balance attributable to nonelective contributions or to regular matching contributions if: (Choose one or more of (1) through (5) as applicable)

     [ ] (1) Age/Service conditions. (Choose one or more of a. through d. as applicable):

        [ ] a. Age. The Participant has attained age _____.

        [ ] b. Two-year allocations. The Plan Administrator has allocated the contributions to be distributed for a period of not less than ___ Plan Years before the distribution date. [Note: The minimum number of years is 2.]

        [ ] c. Five years of participation. The Participant has participated in the Plan for at least ____ Plan Years. [Note: The minimum number of years is 5.]

        [ ] d. Vested. The Participant is __% Vested in his/her Account Balance.
            See Plan Section 5.03(A).[Note: If an Employer makes more than one election under Section 6.01(n)(1), a Participant must satisfy all conditions before the Participant is eligible for the distribution.]

     [ ] (2) Hardship. The Participant has incurred a hardship in accordance with Plan Section 6.09.

     [ ] (3) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

     [ ]  (4) Disability. The Participant has incurred a Disability.

     [ ] (5) Designated condition. The Participant has satisfied the following condition(s): ______. [Note: Any designated condition(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

[X] (o) Participant contributions. Distribution of all or any portion of a Participant's Account Balance attributable to the following Participant contributions described in Plan Section 4.01: (Choose one of (1), (2) or
        (3))

     [ ]  (1) All Participant contributions.

     [ ]  (2) Employee contributions only.

     [X]  (3) Rollover contributions only.

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Participant loan default/offset. See Section 6.08 of the Plan.

26. DISTRIBUTION METHOD (6.03). A separated Participant whose Vested Account Balance exceeds $5,000 may elect distribution under one of the following method(s) of distribution described in Plan Section 6.03: (Choose one or more of (a) through (d) as applicable)

[X]     (a) Lump sum.

[ ]     (b) Installments.

[X]     (c) Installments for required minimum distributions only.

[ ]     (d) Annuity distribution option(s): _______.
        [Note: Any optional method of distribution may not be subject to Employer, Plan Administrator or Trustee discretion.]

27. JOINT AND SURVIVOR ANNUITY REQUIREMENTS (6.04). The joint and survivor annuity distribution requirements of Plan Section 6.04: (Choose one of (a) or (b))

[X] (a) Profit sharing plan exception. Do not apply to a Participant, unless the Participant is a Participant described in Section 6.04(H) of the Plan.

[ ]     (b) Applicable. Apply to all Participants.

                                   ARTICLE IX
       PLAN ADMINISTRATOR - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

28. ALLOCATION OF NET INCOME, GAIN OR LOSS (9.08). For each type of contribution provided under the Plan, the Plan allocates net income, gain or loss using the following method: (Choose one or more of (a) through (e) as applicable)

[X] (a) Deferral contributions/Employee contributions. (Choose one or more of (1) through (5) as applicable)

     [X] (1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

     [ ]  (2) Balance forward method. Allocate using the balance forward method.

     [ ] (3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: . See Plan Section 14.12.

     [ ] (4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period % of the contributions made during the following valuation period: ______.

     [ ] (5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

[X] (b) Matching contributions. (Choose one or more of (1) through (5) as applicable)

     [X] (1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

     [ ]  (2) Balance forward method. Allocate using the balance forward method.

     [ ] (3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: _______. See Plan
          Section 14.12.

     [ ] (4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period __% of the contributions made during the following valuation period: _______.

     [ ] (5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

[ ] (c) Employer nonelective contributions. (Choose one or more of (1) through (5) as applicable)

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     [ ]  (1) Daily valuation method. Allocate on each business day of the Plan
          Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

     [ ]  (2) Balance forward method. Allocate using the balance forward method.

     [ ] (3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: ______. See Plan
          Section 14.12.

     [ ] (4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period ___% of the contributions made during the following valuation period: _________.

     [ ] (5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

[ ] (d) Specified method. Allocate pursuant to the following method: ______. [Note: The specified method must be a definite predetermined formula which is not based on Compensation, which satisfies the nondiscrimination requirements of Treas. Reg. Section 1.401(a)(4) and which is applied uniformly to all Participants.]

[ ] (e) Interest rate factor. In accordance with Plan Section 9.08(E), the Plan includes interest at the following rate on distributions made more than 90 days after the most recent valuation date: ____.

                                   ARTICLE X
                    TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

29. INVESTMENT POWERS (10.03). The following additional investment options or limitations apply under Plan Section 10.03: See Investment Policy Agreement for limits on Versar Stock . [Note: Enter "N/A" if not applicable.]

30. VALUATION OF TRUST (10.15). In addition to the last day of the Plan Year, the Trustee must value the Trust Fund on the following valuation date(s):
(Choose one of (a) through (d))

[X] (a) Daily valuation dates. Each business day of the Plan Year on which Plan assets for which there is an established market are valued and the Trustee is conducting business.

[ ] (b) Last day of a specified period. The last day of each ____ of the Plan Year.

[ ]     (c) Specified dates: ______.

[ ]     (d) No additional valuation dates.
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                                 Execution Page

The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on: ___________________.

                                        Name of Employer: Versar, Inc.

                                        Employer's EIN: 54-0852979

                                        Signed:
                                               --------------------------------

                                               --------------------------------
                                                                   [Name/Title]

                                        Name(s) of Trustee:

                                                Wachovia Bank, NA
                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                        Trust EIN (Optional):

                                                -------------------------------

                                        Signed:
                                                -------------------------------
                                                                   [Name/Title]
                                        Signed:
                                                -------------------------------
                                                                   [Name/Title]
                                        Signed:
                                                -------------------------------
                                                                   [Name/Title]
                                        Signed:
                                                -------------------------------
                                                                   [Name/Title]
                                        Signed:
                                                -------------------------------
                                                                   [Name/Title]
                                        Name of Custodian (Optional)

                                                -------------------------------

                                        Signed:
                                                -------------------------------
                                                                   [Name/Title]
31. Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 002.

Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The Employer only may use this Adoption Agreement in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.

Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Section(s) _______ effective __________________, by substitute Adoption Agreement page number(s) ______.

Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan

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Sponsor's intended meaning of any Plan provisions or the effect of the opinion letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan Sponsor at the following address and telephone number: 7 N. 8th Street, Richmond, VA 23219, 800-289-7099.

Reliance on Sponsor Opinion Letter. The Prototype Plan Sponsor has obtained from the IRS an opinion letter specifying the form of this Adoption Agreement and the basic plan document satisfy, as of the date of the opinion letter, Code Section
401. An adopting Employer may rely on the Prototype Sponsor's IRS opinion letter only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply for a determination letter to Employee Plans Determinations of the Internal Revenue Service.

                      [copyright symbol] Copyright 2001 Wachovia Bank, NA 05/02

                            PARTICIPATION AGREEMENT

        [X] Check here if not applicable and do not complete this page.

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: _______________.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ]     (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________, and having an original effective date of: _____________________________.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer. (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[ ] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[ ]     (b) Vesting. For vesting under Article V.

[ ]     (c) Contribution allocation. For contribution allocations under Article
        III.

[ ]     (d) Exceptions. Except for the following Service: _________.

Name of Plan:                              Name of Participating Employer:

-------------------------------            -----------------------------------

                                           Signed:
                                                   ---------------------------
                                                              [Name/Title]

                                           -----------------------------------
                                                                    [Date]

                                           Participating Employer's EIN:
                                                                        ------

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:                Name(s) of Trustee:

-------------------------------            -----------------------------------

-------------------------------            -----------------------------------
                   [Name/Title]                                   [Name/Title]

Signed:                                    Signed:
        -----------------------                    ---------------------------

-------------------------------            -----------------------------------
                         [Date]                                         [Date]

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

[copyright symbol] Copyright 2001 Wachovia Bank, NA 05/02

                                   APPENDIX A
                   TESTING ELECTIONS/EFFECTIVE DATE ADDENDUM

35.     The following testing elections and special effective dates apply:
(Choose one or more of (a) through (n) as applicable)

[ ]     (a) Highly Compensated Employee (1.14). For Plan Years beginning after
        _________, the Employer makes the following election(s) regarding the definition of Highly Compensated Employee:

     (1)  [ ] Top paid group election.

     (2)  [ ] Calendar year data election (fiscal year plan).

[ ] (b) 401(k) current year testing. The Employer will apply the current year testing method in applying the ADP and ACP tests effective for Plan Years beginning after: ___________. [Note: For Plan Years beginning on or after the Employer's execution of its "GUST" restatement, the Employer must use the same testing method within the same Plan Year for both the ADP and ACP tests.]

[ ] (c) Compensation. The Compensation definition under Section 1.07 will apply for Plan Years beginning after: __________.

[ ]     (d) Election not to participate. The election not to participate under
        Section 2.06 is effective: ___________.

[X] (e) 401(k) safe harbor. The 401(k) safe harbor provisions under Section 3.01(d) are effective: July 1, 1999.

[ ] (f) Negative election. The negative election provision under Section 3.02(b) is effective: ____________.

[ ] (g) Contribution/allocation formula. The specified contribution(s) and allocation method(s) under Sections 3.01 and 3.04 are effective: ______.

[ ] (h) Allocation conditions. The allocation conditions of Section 3.06 are effective: ___________.

[ ] (i) Benefit payment elections. The distribution elections of Section(s) are effective: ___________.

[ ] (j) Election to continue pre-SBJPA required beginning date. A Participant may not elect to defer commencement of the distribution of his/her Vested Account Balance beyond the April 1 following the calendar year in which the Participant attains age 70 1/2. See Plan Section 6.02(A).

[ ] (k) Elimination of age 70 1/2 in-service distributions. The Plan eliminates a Participant's (other than a more than 5% owner) right to receive in-service distributions on April 1 of the calendar year following the year in which the Participant attains age 70 1/2 for Plan Years beginning after: ________.

[ ]     (l) Allocation of earnings. The earnings allocation provisions under
        Section 9.08 are effective: _________.

[ ] (m) Elimination of optional forms of benefit. The Employer elects prospectively to eliminate the following optional forms of benefit:
        (Choose one or more of (1), (2) and (3) as applicable)

     [ ] (1) QJSA and QPSA benefits as described in Plan Sections 6.04, 6.05 and 6.06 effective: _________.

     [ ]  (2) Installment distributions as described in Section 6.03 effective:
          __________.

     [ ] (3) Other optional forms of benefit (Any election to eliminate must be consistent with Treas. Reg. Section1.411(d)-4): _________.

[X]     (n) Special effective date(s): July 1, 1998 - Eligibility, July 1, 2002
        - Plan Name, Employee, Compensation, Plan Year, Eligibility Age & Service, Entry Dates, Deferral Contributions, Rollover Withdrawals, Installment Payment Option.

     For periods prior to the above-specified special effective date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special effective date may not result in the delay of a Plan provision beyond the permissible effective date under any applicable law.
                      [copyright symbol] Copyright 2001 Wachovia Bank, NA 05/02

                                   APPENDIX B
                    GUST Remedial Amendment Period Elections

36. The following GUST restatement elections apply: (Choose one or more of (a) through (j) as applicable)

[ ] (a) Highly Compensated Employee elections. The Employer makes the following remedial amendment period elections with respect to the Highly Compensated Employee definition:

      (1) 1997: [ ] Top paid group election.    [ ] Calendar year election.
                [ ] Calendar year data election.
      (2) 1998: [ ] Top paid group election.    [ ] Calendar year data election.
      (3) 1999: [ ] Top paid group election.    [ ] Calendar year data election.
      (4) 2000: [ ] Top paid group election.    [ ] Calendar year data election.
      (5) 2001: [ ] Top paid group election.    [ ] Calendar year data election.
      (6) 2002: [ ] Top paid group election.    [ ] Calendar year data election.

[ ] (b) 401(k) testing methods. The Employer makes the following remedial amendment period elections with respect to the ADP test and the ACP test: [Note: The Employer may use a different testing method for the ADP and ACP tests through the end of the Plan Year in which the Employer executes its GUST restated Plan.]

                    ADP test                              ACP test
(1) 1997: [ ]prior year [ ]current year     1997: [ ]prior year [ ]current year
(2) 1998: [ ]prior year [ ]current year     1998: [ ]prior year [ ]current year
(3) 1999: [ ]prior year [ ]current year     1999: [ ]prior year [ ]current year
(4) 2000: [ ]prior year [ ]current year     2000: [ ]prior year [ ]current year
(5) 2001: [ ]prior year [ ]current year     2001: [ ]prior year [ ]current year
(6) 2002: [ ]prior year [ ]current year     2002: [ ]prior year [ ]current year

[ ] (c) Delayed application of SBJPA required beginning date. The Employer elects to delay the effective date for the required beginning date provision of Plan Section 6.02 until Plan Years beginning after: ______.

[X] (d) Model Amendment for required minimum distributions. The Employer adopts the IRS Model Amendment in Plan Section 6.02(E) effective January 1, 2001. [Note: The date must not be earlier than January 1, 2001.]

Defined Benefit Limitation
[ ] (e) Code Section 415(e) repeal. The repeal of the Code Section 415(e) limitation is effective for Limitation Years beginning after__________. [Note: If the Employer does not make an election under (e), the repeal is effective for Limitation Years beginning after December 31, 1999.]

Code Section 415(e) limitation. To the extent necessary to satisfy the limitation under Plan Section 3.17 for Limitation Years beginning prior to the repeal of Code Section 415(e), the Employer will reduce: (Choose one of (f) or (g))

[ ] (f) The Participant's projected annual benefit under the defined benefit plan.

[ ] (g) The Employer's contribution or allocation on behalf of the Participant to the defined contribution plan and then, if necessary, the Participant's projected annual benefit under the defined benefit plan.

Coordination with top-heavy minimum allocation. The Plan Administrator will apply the top-heavy minimum allocation provisions of Article XII with the following modifications: (Choose (h) or choose (i) or (j) or both as applicable)

[ ]     (h) No modifications.

[ ] (i) For Non-Key Employees participating only in this Plan, the top-heavy minimum allocation is the minimum allocation determined by substituting ___% (not less than 4%) for "3%," except: (Choose one of (1) or (2))
     [ ]  (1) No exceptions.
     [ ]  (2) Plan Years in which the top-heavy ratio exceeds 90%.

[ ] (j) For Non-Key Employees also participating in the defined benefit plan, the top-heavy minimum is: (Choose one of (1) or (2))
     [ ] (1) 5% of Compensation irrespective of the contribution rate of any Key Employee: (Choose one of a. or b.)
        [ ] a. No exceptions.
        [ ] b. Substituting "7 1/2%" for "5%" if the top-heavy ratio does not exceed 90%.
     [ ] (2) 0%. [Note: The defined benefit plan must satisfy the top-heavy minimum benefit requirement for these Non-Key Employees.]

[copyright symbol] Copyright 2001 Wachovia Bank, NA 05/02

Actuarial assumptions for top-heavy calculation. To determine the top-heavy ratio, the Plan Administrator will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan: ___________.










                       [copyright symbol] Copyright 2001 Wachovia Bank, NA 05/02

                       CHECKLIST OF EMPLOYER INFORMATION
                     AND EMPLOYER ADMINISTRATIVE ELECTIONS

Commencing with the 7/1/2002 Plan Year

The Prototype Plan permits the Employer to make certain administrative elections not reflected in the Adoption Agreement. This form lists those administrative elections and provides a means of recording the Employer's elections. This checklist is not part of the Plan document.

37.     Employer Information.

     Versar, Inc.
     --------------------------------------------------------------------------
     [Employer Name]

     6850 Versar Center
     --------------------------------------------------------------------------
     [Address]

     Springfield, Virginia 22151                    703-750-3000
     -----------------------------                  ---------------------------
     [City, State and Zip Code]                     [Telephone Number]

38.     Form of Business.

(a) [X] Corporation                             (b) [ ] S Corporation
(c) [ ] Limited Liability Company               (d) [ ] Sole Proprietorship
(e) [ ] Partnership                             (f) [ ] ___________________

39. Section 1.07(F) - Nondiscriminatory definition of Compensation. When testing nondiscrimination under the Plan, the Plan permits the Employer to make elections regarding the definition of Compensation. [Note: This election solely is for purposes of nondiscrimination testing. The election does not affect the Employer's elections under Section 1.07 which apply for purposes of allocating Employer contributions and Participant forfeitures.]

        (a)     [X] The Plan will "gross up" Compensation for Elective
                Contributions.

        (b)     [ ] The Plan will exclude Elective Contributions.

40. Section 4.04 - Rollover contributions.

        (a)     [X] The Plan accepts rollover contributions.

        (b)     [ ] The Plan does not accept rollover contributions.

41. Section 8.06 - Participant direction of investment/404(c). The Plan authorizes Participant direction of investment with Trustee consent. If the Trustee permits Participant direction of investment, the Employer and the Trustee should adopt a policy which establishes the applicable conditions and limitations, including whether they intend the Plan to comply with ERISA Section404(c).

        (a) [X] The Plan permits Participant direction of investment and is a 404(c) plan.

        (b) [ ] The Plan does not permit Participant direction of investment or is a non-404(c) plan.

42. Section 9.04[A] - Participant loans. The Plan authorizes the Plan Administrator to adopt a written loan policy to permit Participant loans.

        (a) [X] The Plan permits Participant loans subject to the following conditions:
             (1)  [X] Minimum loan amount: $500.
             (2)  [X] Maximum number of outstanding loans: 1.
             (3)  [X] Reasons for which a Participant may request a loan:
                  a. [X] Any purpose.
                  b. [ ] Hardship events.
                  c. [ ] Other: ________.
             (4)  [X] Suspension of loan repayments:
                  a. [X] Not permitted.
                  b. [ ] Permitted for non-military leave of absence.
                  c. [ ] Permitted for military service leave of absence.
             (5)  [ ] The Participant must be a party in interest.

        (b)     [ ] The Plan does not permit Participant loans.

43. Section 11.01 - Life insurance. The Plan with Employer approval authorizes the Trustee to acquire life insurance.

        (a)     [X] The Plan will invest in life insurance contracts.
        (b)     [ ] The Plan will not invest in life insurance contracts.

44.     Surety bond company: ___________. Surety bond amount: $_______

[copyright symbol] Copyright 2001 Wachovia Bank, NA 05/02

                            PARTICIPATION AGREEMENT

        [X] Check here if not applicable and do not complete this page.

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

45. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: ________.

46. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ]     (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________, and having an original effective date of: _____________________________.

47. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[ ] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[ ]     (b) Vesting. For vesting under Article V.

[ ]     (c) Contribution allocation. For contribution allocations under Article
        III.

[ ]     (d) Exceptions. Except for the following Service: _____________________.

Name of Plan:                           Name of Participating Employer:

----------------------------------      -------------------------------------

                                        Signed:
                                                -----------------------------
                                                                 [Name/Title]

                                                -----------------------------
                                                                       [Date]

                                        Participating Employer's EIN:
                                                                     --------

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:             Name(s) of Trustee:

----------------------------------      -------------------------------------

----------------------------------      -------------------------------------
                      [Name/Title]                               [Name/Title]

Signed:                                 Signed:
       ---------------------------             ------------------------------

----------------------------------      -------------------------------------
                            [Date]                                     [Date]

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                      [copyright symbol] Copyright 2001 Wachovia Bank, NA 05/02

                            PARTICIPATION AGREEMENT

        [X] Check here if not applicable and do not complete this page.

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

48. EFFECTIVE DATE (1.10). The Effective of the Plan for the Participating Employer is: ________.

49. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ]     (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________, and having an original effective date of: _____________________________.

50. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[ ] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[ ]     (b) Vesting. For vesting under Article V.

[ ]     (c) Contribution allocation. For contribution allocations under Article
        III.

[ ]     (d) Exceptions. Except for the following Service: _____________________.

Name of Plan:                           Name of Participating Employer:

----------------------------------      -------------------------------------

                                        Signed:
                                                -----------------------------
                                                                 [Name/Title]

                                                -----------------------------
                                                                       [Date]

                                        Participating Employer's EIN:
                                                                     --------

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:             Name(s) of Trustee:

----------------------------------      -------------------------------------

----------------------------------      -------------------------------------
                      [Name/Title]                               [Name/Title]

Signed:                                 Signed:
       ---------------------------             ------------------------------

----------------------------------      -------------------------------------
                            [Date]                                     [Date]

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

[copyright symbol] Copyright 2001 Wachovia Bank, NA 05/02

                            PARTICIPATION AGREEMENT

        [X] Check here if not applicable and do not complete this page.

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

51. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: ________.

52. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ]     (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________, and having an original effective date of: _____________________________.

53. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[ ] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[ ]     (b) Vesting. For vesting under Article V.

[ ]     (c) Contribution allocation. For contribution allocations under Article
        III.

[ ]     (d) Exceptions. Except for the following Service: _____________________.

Name of Plan:                           Name of Participating Employer:

----------------------------------      -------------------------------------

                                        Signed:
                                                -----------------------------
                                                                 [Name/Title]

                                                -----------------------------
                                                                       [Date]

                                        Participating Employer's EIN:
                                                                     --------

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:             Name(s) of Trustee:

----------------------------------      -------------------------------------

----------------------------------      -------------------------------------
                      [Name/Title]                               [Name/Title]

Signed:                                 Signed:
       ---------------------------             ------------------------------

----------------------------------      -------------------------------------
                            [Date]                                     [Date]

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                      [copyright symbol] Copyright 2001 Wachovia Bank, NA 05/02

                            PARTICIPATION AGREEMENT

        [X] Check here if not applicable and do not complete this page.

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

54. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: ________.

55. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ]     (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________, and having an original effective date of: _____________________________.

56. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[ ] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[ ]     (b) Vesting. For vesting under Article V.

[ ]     (c) Contribution allocation. For contribution allocations under Article
        III.

[ ]     (d) Exceptions. Except for the following Service: _____________________.

Name of Plan:                           Name of Participating Employer:

----------------------------------      -------------------------------------

                                        Signed:
                                                -----------------------------
                                                                 [Name/Title]

                                                -----------------------------
                                                                       [Date]

                                        Participating Employer's EIN:
                                                                     --------

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:             Name(s) of Trustee:

----------------------------------      -------------------------------------

----------------------------------      -------------------------------------
                      [Name/Title]                               [Name/Title]

Signed:                                 Signed:
       ---------------------------             ------------------------------

----------------------------------      -------------------------------------
                            [Date]                                     [Date]

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

[copyright symbol] Copyright 2001 Wachovia Bank, NA 05/02

                            PARTICIPATION AGREEMENT

        [X] Check here if not applicable and do not complete this page.

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

57. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: ________.

58. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ]     (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________, and having an original effective date of: _____________________________.

59. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[ ] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[ ]     (b) Vesting. For vesting under Article V.

[ ]     (c) Contribution allocation. For contribution allocations under Article
        III.

[ ]     (d) Exceptions. Except for the following Service: _____________________.

Name of Plan:                           Name of Participating Employer:

----------------------------------      -------------------------------------

                                        Signed:
                                                -----------------------------
                                                                 [Name/Title]

                                                -----------------------------
                                                                       [Date]

                                        Participating Employer's EIN:
                                                                     --------

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:             Name(s) of Trustee:

----------------------------------      -------------------------------------

----------------------------------      -------------------------------------
                      [Name/Title]                               [Name/Title]

Signed:                                 Signed:
       ---------------------------             ------------------------------

----------------------------------      -------------------------------------
                            [Date]                                     [Date]

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                      [copyright symbol] Copyright 2001 Wachovia Bank, NA 05/02

                            PARTICIPATION AGREEMENT

        [X] Check here if not applicable and do not complete this page.

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

60. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: ________.

61. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ]     (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________, and having an original effective date of: _____________________________.

62. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[ ] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[ ]     (b) Vesting. For vesting under Article V.

[ ]     (c) Contribution allocation. For contribution allocations under Article
        III.

[ ]     (d) Exceptions. Except for the following Service: _____________________.

Name of Plan:                           Name of Participating Employer:

----------------------------------      -------------------------------------

                                        Signed:
                                                -----------------------------
                                                                 [Name/Title]

                                                -----------------------------
                                                                       [Date]

                                        Participating Employer's EIN:
                                                                     --------

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:             Name(s) of Trustee:

----------------------------------      -------------------------------------

----------------------------------      -------------------------------------
                      [Name/Title]                               [Name/Title]

Signed:                                 Signed:
       ---------------------------             ------------------------------

----------------------------------      -------------------------------------
                            [Date]                                     [Date]

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

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                                       30

                            PARTICIPATION AGREEMENT

        [X] Check here if not applicable and do not complete this page.

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

66. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: ________.

67. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ]     (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________, and having an original effective date of: _____________________________.

68. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[ ] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[ ]     (b) Vesting. For vesting under Article V.

[ ]     (c) Contribution allocation. For contribution allocations under Article
        III.

[ ]     (d) Exceptions. Except for the following Service: _____________________.

Name of Plan:                           Name of Participating Employer:

----------------------------------      -------------------------------------

                                        Signed:
                                                -----------------------------
                                                                 [Name/Title]

                                                -----------------------------
                                                                       [Date]

                                        Participating Employer's EIN:
                                                                     --------

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:             Name(s) of Trustee:

----------------------------------      -------------------------------------

----------------------------------      -------------------------------------
                      [Name/Title]                               [Name/Title]

Signed:                                 Signed:
       ---------------------------             ------------------------------

----------------------------------      -------------------------------------
                            [Date]                                     [Date]

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

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


                            PARTICIPATION AGREEMENT

        [X] Check here if not applicable and do not complete this page.

     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

69. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: ________.

70. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ]     (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________, and having an original effective date of: _____________________________.

71. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[ ] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[ ]     (b) Vesting. For vesting under Article V.

[ ]     (c) Contribution allocation. For contribution allocations under Article
        III.

[ ]     (d) Exceptions. Except for the following Service: _____________________.

Name of Plan:                           Name of Participating Employer:

----------------------------------      -------------------------------------

                                        Signed:
                                                -----------------------------
                                                                 [Name/Title]

                                                -----------------------------
                                                                       [Date]

                                        Participating Employer's EIN:
                                                                     --------

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:             Name(s) of Trustee:

----------------------------------      -------------------------------------

----------------------------------      -------------------------------------
                      [Name/Title]                               [Name/Title]

Signed:                                 Signed:
       ---------------------------             ------------------------------

----------------------------------      -------------------------------------
                            [Date]                                     [Date]

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

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






                                     EGTRRA
                                AMENDMENT TO THE
                          VERSAR EMPLOYEE 401(K) PLAN

                                   ARTICLE I
                                    PREAMBLE

1.1 Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2 Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20 (or pursuant to the corresponding provision in Revenue Procedure 89-9 or Revenue Procedure 89-13), the sponsor hereby adopts this amendment on behalf of all adopting employers.

1.3 Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.


                                   ARTICLE II
                          ADOPTION AGREEMENT ELECTIONS

        -----------------------------------------------------------------------

        The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

        Unless the employer elects otherwise in this Article II, the following defaults apply:
        1) The vesting schedule for matching contributions will be a 6 year graded schedule (if the plan currently has a graded schedule that does not satisfy EGTRRA) or a 3 year cliff schedule (if the plan currently has a cliff schedule that does not satisfy EGTRRA), and such schedule will apply to all matching contributions (even those made prior to 2002).
        2) Rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan is not subject to the qualified joint and survivor annuity rules and provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.
        3) The suspension period after a hardship distribution is made will be 6 months and this will only apply to hardship distributions made after
           2001.
        4) Catch-up contributions will be allowed.
        5) For target benefit plans, the increased compensation limit of $200,000 will be applied retroactively (i.e., to years prior to 2002).

        -----------------------------------------------------------------------

2.1     Vesting Schedule for Matching Contributions

        If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

        If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

                Years of vesting service        Nonforfeitable percentage
                            2                               20%
                            3                               40%
                            4                               60%
                            5                               80%
                            6                              100%

        If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

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


        In lieu of the above vesting schedule, the employer elects the following schedule:

        a.      [ ] 3 year cliff (a participant's accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant's completion of three years of vesting service).
        b.      [ ] 6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).
        c.      [ ] Other (must be at least as liberal as a. or the b. above):

                Years of vesting service        Nonforfeitable percentage

                       --------                         ---------%
                       --------                         ---------%
                       --------                         ---------%
                       --------                         ---------%
                       --------                         ---------%

        The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule.
        d.      [ ] The vesting schedule will only apply to matching
                    contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2 Exclusion of Rollovers in Application of Involuntary Cash-out Provisions (for profit sharing and 401(k) plans only). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.
        a.      [ ] Rollover contributions will not be excluded.
        b.      [ ] Rollover contributions will be excluded only with respect to distributions made after . (Enter a date no earlier than December 31, 2001.)
        c.      [ ] Rollover contributions will only be excluded with respect to participants who separated from service after . (Enter a date. The date may be earlier than December 31, 2001.)

2.3 Suspension period of hardship distributions. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.
                [X] With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

2.4 Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions (Article VI) unless the option below is elected.
                [ ] The plan does not permitcatch-up contributions to be made.

2.5 For target benefit plans only: The increased compensation limit ($200,000 limit) shall apply to years prior to 2002 unless the option below is elected.
                [ ] The increased compensation limit will not apply to years prior to 2002.

                                  ARTICLE III
                       VESTING OF MATCHING CONTRIBUTIONS

3.1 Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2 Vesting schedule. A participant's accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.


                       [copyright symbol] Copyright 2001 Wachovia Bank, NA 05/02
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

                                   ARTICLE IV
                             INVOLUNTARY CASH-OUTS

4.1 Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in
        Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.

4.2 Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code.
        If the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.

                                   ARTICLE V
                             HARDSHIP DISTRIBUTIONS

5.1 Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2 Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

                                   ARTICLE VI
                             CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

                                  ARTICLE VII
                         INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2.5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

                                  ARTICLE VIII
                                   PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.


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


                                   ARTICLE IX
             LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1 Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.

9.2 Maximum annual addition. Except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of: a. $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or b. 100 percent of the participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year. The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

                                   ARTICLE X
                        MODIFICATION OF TOP-HEAVY RULES

10.1 Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2    Determination of top-heavy status.

10.2.1 Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of
        Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2 Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

        a. Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under
                Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under
                Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

        b. Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3    Minimum benefits.

10.3.1 Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of
        Section 401(m) of the Code. 10.3.2 Contributions under other plans.
        The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan
        (including another plan that consists solely of a cash or deferred


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

        arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

                                   ARTICLE X
                               IDIRECT ROLLOVERS

11.1 Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2 Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3 Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan. 11.4 Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution. merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                                  ARTICLE XII
                           ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

                                  ARTICLE XIII
                          REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

                                  ARTICLE XIV
                               ELECTIVE DEFERRALS

14.1 Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under
        Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2 Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

                                   ARTICLE XV
                          SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.


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


                                  ARTICLE XVI
                   DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1 Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

16.2 New distributable event. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

Except with respect to any election made by the employer in Article II, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on:

[Sponsor's signature and Adoption Date are on file with Sponsor]

NOTE: The employer only needs to execute this amendment if an election has been made in Article II of this amendment.

This amendment has been executed this ___ day of ________________, ______.


Name of Employer:   Versar, Inc.
                    ------------

By:
   -----------------------------
           EMPLOYER

Name of Plan: Versar Employee 401(k) Plan
              ---------------------------



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                                       6